EXHIBIT 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into Comstock Resources, Inc.'s previously filed registration statements (numbers 33-88962, 333-13675 and 333-20981).



                                             ARTHUR ANDERSEN LLP







                                      E-60